Exhibit 99.2

Draft 11/6/2012

Draft 11/6/2012

ACCOUNTING CHANGES

The financial data herein reflects, for all periods presented, the adoption and retrospective application of Accounting Standards Update 2010-26 (the “Update”), which addresses diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. This Update prescribes that certain incremental direct costs of successful initial or renewal contract acquisitions may be deferred. It defines incremental direct costs as those costs that result directly from and are essential to the contract transaction and would not have been incurred by the insurance entity had the contract transaction not occurred. This Update also clarifies the definition of the types of incurred costs that may be capitalized and the accounting and recognition treatment of advertising, research, and other administrative costs related to the acquisition of insurance contracts.  This Update was effective for the Company on January 1, 2012.

The financial data herein also reflects, for all periods presented, a revision to the Company’s definition of operating income (loss) as it relates to embedded derivatives on our variable annuity contracts and related hedging activities, to better reflect the basis on which the performance of our business is internally assessed.  This change did not impact its comparable GAAP measure income before income tax.  See information related to certain non-GAAP disclosures for additional information.

Draft 11/6/2012

Quarterly Financial Highlights

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2011	2011	2012	2012	2012	2011	2012

Pre-tax Operating Income (Loss) (1)

Life Marketing	$12,777	$33,810	$30,369	$30,348	$28,673	$62,313	$89,390
Acquisitions	44,028	41,545	39,099	43,615	46,155	115,848	128,869
Annuities	20,176	24,230	35,783	28,553	9,408	55,994	73,744
Stable Value Products	14,217	14,226	12,646	15,958	13,050	42,554	41,654
Asset Protection	6,164	6,706	4,966	6,479	4,150	18,701	15,595
Corporate & Other	(3,815)	(4,416)	27,880	(25,397)	(6,614)	10,183	(4,131)
Total Pre-tax Operating Income	$93,547	$116,101	$150,743	$99,556	$94,822	$305,593	$345,121

Balance Sheet Data

Total GAAP Assets	$51,244,311	$52,143,369	$53,322,272	$54,195,024	$55,912,100
Total Protective Life Corporation’s Shareowners’ Equity	$3,579,515	$3,711,517	$3,785,810	$4,147,234	$4,565,855
Total Protective Life Corporation’s Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) (2)	$2,673,447	$2,726,073	$2,784,007	$2,828,898	$2,849,089

Stock Data

Closing Price	$15.63	$22.56	$29.62	$29.41	$26.21
Average Shares Outstanding
Basic	84,722,232	83,205,456	82,330,330	81,639,756	80,662,745	85,883,669	81,541,462
Diluted	86,004,571	84,464,572	83,921,135	83,243,703	82,406,103	87,152,812	83,187,854

(1) “Pre-tax Operating Income (Loss)” is a non-GAAP financial measure.  “Income (loss) Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

See Page 6 for a reconciliation of “Pre-tax Operating Income” to “Income (loss) Before Income Tax”.

(2) “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Protective Life Corporation’s Shareowners’ equity” is a GAAP financial measure to which “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

See Page 5 for a reconciliation of “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” to “Total Protective Life Corporation’s Shareowners’ equity”.

Draft 11/6/2012

Financial Strength Ratings as of September 30, 2012

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Legal Entity

Insurance companies:
Protective Life Insurance Company	A+	A	AA-	A2
West Coast Life Insurance Company	A+	A	AA-	A2
Protective Life and Annuity Insurance Company	A+	A	AA-	—
Lyndon Property Insurance Company	A-	—	—	—

Draft 11/6/2012

GAAP Consolidated Statements of Income

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2011	2011	2012	2012	2012	2011	2012

REVENUES
Gross premiums and policy fees	$696,978	$720,233	$696,305	$711,429	$684,939	$2,079,907	$2,092,673
Reinsurance ceded	(326,967)	(371,652)	(304,558)	(344,673)	(321,059)	(1,023,023)	(970,290)
Net premiums and policy fees	370,011	348,581	391,747	366,756	363,880	1,056,884	1,122,383
Net investment income	462,926	464,719	462,121	456,222	467,944	1,355,924	1,386,287
RIGL - derivatives	(97,816)	(9,756)	(29,909)	(48,268)	(134,222)	(145,495)	(212,399)
RIGL - all other investments	138,230	33,296	35,726	65,593	122,555	201,619	223,874

OTTI losses	(6,259)	(24,420)	(34,420)	(13,670)	(1,676)	(37,912)	(49,766)
Portion recognized in OCI (before taxes)	(3,570)	1,957	15,656	62	(6,880)	12,933	8,838
Net impairment losses recognized in earnings	(9,829)	(22,463)	(18,764)	(13,608)	(8,556)	(24,979)	(40,928)
Other income	75,859	72,520	111,260	81,480	81,190	235,292	273,930
Total revenues	939,381	886,897	952,181	908,175	892,791	2,679,245	2,753,147

BENEFITS & EXPENSES
Benefits and settlement expenses	592,792	552,759	589,629	568,522	629,945	1,680,714	1,788,096
Amortization of deferred policy acquisition costs and value of business acquired	71,740	62,309	56,836	67,188	14,011	202,684	138,035
Other operating expenses	112,512	109,375	116,255	124,530	118,964	328,404	359,749
Interest expense - subsidiaries	7,168	7,081	6,109	6,098	6,253	20,942	18,460
Interest expense - holding company - other debt	23,482	23,335	23,372	23,298	23,731	70,459	70,401
Interest expense - holding company - subordinated debt	9,401	9,401	9,401	10,852	8,901	28,203	29,154
Total benefits and expenses	817,095	764,260	801,602	800,488	801,805	2,331,406	2,403,895

INCOME BEFORE INCOME TAX	122,286	122,637	150,579	107,687	90,986	347,839	349,252
Income tax expense	39,429	36,603	51,558	31,532	30,506	118,236	113,596
NET INCOME	82,857	86,034	99,021	76,155	60,480	229,603	235,656
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	245	—
NET INCOME AVAILABLE TO PLC’S COMMON SHAREOWNERS	$82,857	$86,034	$99,021	$76,155	$60,480	$229,358	$235,656

PER SHARE DATA FOR QUARTER
Operating income - diluted (1)	$0.74	$0.97	$1.18	$0.85	$0.76
RIGL - derivatives net of gains related to corp debt, investments and annuities	(0.69)	(0.03)	(0.18)	(0.31)	(0.98)
RIGL - all other investments	0.91	0.08	0.18	0.37	0.95
Net income available to PLC’s common shareowners-diluted	$0.96	$1.02	$1.18	$0.91	$0.73
Average shares outstanding-diluted	86,004,571	84,464,572	83,921,135	83,243,703	82,406,103
Dividends paid	$0.16	$0.16	$0.16	$0.18	$0.18

PER SHARE DATA FOR YTD
Operating income - diluted (1)	$2.32	$3.28	$1.18	$2.04	$2.80
RIGL - derivatives net of gains related to corp debt, investments and annuities	(0.97)	(1.00)	(0.18)	(0.49)	(1.46)
RIGL - all other investments	1.28	1.37	0.18	0.55	1.49
Net income available to PLC’s common shareowners - diluted	$2.63	$3.65	$1.18	$2.10	$2.83
Average shares outstanding - diluted	87,152,812	86,475,229	83,921,135	83,583,025	83,187,854
Dividends paid	$0.46	$0.62	$0.16	$0.34	$0.52

(1) “Operating Income” is a non-GAAP financial measure.  “Net income available to PLC’s common shareowners” is a GAAP financial measure to which “Operating Income” may be compared.

Draft 11/6/2012

GAAP Consolidated Balance Sheets

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2011	2011	2012	2012	2012
ASSETS

Fixed maturities	$27,855,004	$27,983,446	$28,189,744	$28,850,496	$29,607,238
Equity securities	327,802	335,232	360,527	350,503	373,552
Mortgage loans	5,377,977	5,353,481	5,314,496	5,203,999	5,096,080
Investment real estate	27,495	29,899	31,527	20,582	19,858
Policy loans	880,203	879,819	877,850	870,775	869,607
Other long-term investments	284,550	257,714	324,001	333,358	347,065
Long-term investments	34,753,031	34,839,591	35,098,145	35,629,713	36,313,400
Short-term investments	80,387	101,489	110,194	89,495	110,684
Total investments	34,833,418	34,941,080	35,208,339	35,719,208	36,424,084
Cash	332,487	267,298	175,353	219,877	206,012
Accrued investment income	363,548	350,580	362,837	354,282	360,024
Accounts and premiums receivable	60,008	84,754	90,372	111,362	104,037
Reinsurance receivable	5,645,080	5,645,471	5,674,662	5,716,333	5,753,980
Deferred policy acquisition costs and value of business acquired	3,221,007	3,248,041	3,234,596	3,208,319	3,208,227
Goodwill	112,434	111,659	110,884	110,110	109,335
Property and equipment, net	45,997	48,578	48,596	48,307	48,321
Other assets	201,516	150,549	163,360	164,354	189,086
Current/Deferred income tax	11,142	50,783	—	62,316	55,518
Assets related to separate accounts
Variable annuity	5,947,391	6,741,959	7,698,456	7,949,926	8,895,947
Variable universal life	470,283	502,617	554,817	530,630	557,529

TOTAL ASSETS	$51,244,311	$52,143,369	$53,322,272	$54,195,024	$55,912,100

Draft 11/6/2012

GAAP Consolidated Balance Sheets - Continued

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2011	2011	2012	2012	2012

LIABILITIES
Policy liabilities and accruals
Future policy benefits and claims	$20,665,267	$20,867,989	$20,981,983	$21,165,796	$21,400,351
Unearned premiums	1,244,457	1,258,785	1,283,441	1,301,537	1,367,241
Stable value product deposits	2,827,862	2,769,510	2,772,378	2,676,312	2,328,237
Annuity deposits	10,975,016	10,946,848	10,856,119	10,774,666	10,751,652
Other policyholders’ funds	575,056	546,516	537,909	539,364	553,262
Repurchase program borrowings	157,103	—	221,569	200,000	280,000
Other liabilities	1,196,554	1,065,451	1,055,568	1,157,689	1,306,298
Mortgage loan backed certificates	32,471	19,755	8,834	—	—
Deferred income taxes	1,139,532	1,260,629	1,241,670	1,430,027	1,668,885
Income tax payable	—	—	22,725	—	—
Non-recourse funding obligations	414,800	407,800	297,000	297,000	297,000
Debt	1,495,000	1,520,000	1,480,000	1,510,000	1,400,000
Subordinated debt securities	524,743	524,743	524,743	515,593	540,593
Liabilities related to separate accounts
Variable annuity	5,947,391	6,741,959	7,698,456	7,949,926	8,895,947
Variable universal life	470,283	502,617	554,817	530,630	557,529
TOTAL LIABILITIES	47,665,535	48,432,602	49,537,212	50,048,540	51,346,995

SHAREOWNERS’ EQUITY
Common stock	44,388	44,388	44,388	44,388	44,388
Additional paid-in-capital	594,084	598,106	593,930	603,045	603,083
Treasury stock	(83,549)	(107,740)	(131,578)	(157,412)	(183,330)
Retained earnings	2,118,524	2,191,319	2,277,267	2,338,877	2,384,948
Accumulated other comprehensive income (loss)	906,068	985,444	1,001,803	1,318,336	1,716,766
TOTAL PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY	3,579,515	3,711,517	3,785,810	4,147,234	4,565,855
Noncontrolling interest	(739)	(750)	(750)	(750)	(750)
TOTAL EQUITY	3,578,776	3,710,767	3,785,060	4,146,484	4,565,105
TOTAL LIABILITIES AND SHAREOWNERS’ EQUITY	$51,244,311	$52,143,369	$53,322,272	$54,195,024	$55,912,100

PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY PER SHARE
Total Protective Life Corporation’s Shareowners’ Equity	$43.22	$45.45	$46.74	$51.81	$57.70
Less: Accumulated other comprehensive income (loss)	10.94	12.07	12.37	16.47	21.70
Excluding accumulated other comprehensive income (loss) (1)	$32.28	$33.38	$34.37	$35.34	$36.00

Total Protective Life Corporation’s Shareowners’ Equity	$3,579,515	$3,711,517	$3,785,810	$4,147,234	$4,565,855
Less: Accumulated other comprehensive income (loss)	906,068	985,444	1,001,803	1,318,336	1,716,766
Total Protective Life Corporation’s Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) (1)	$2,673,447	$2,726,073	$2,784,007	$2,828,898	$2,849,089

Common shares outstanding	82,812,088	81,669,195	80,998,430	80,046,258	79,136,858
Treasury Stock shares	5,964,872	7,107,765	7,778,530	8,730,702	9,640,102

(1) “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Protective Life Corporation’s Shareowners’ equity” is a GAAP financial measure to which “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

Draft 11/6/2012

Calculation of Operating Earnings Per Share

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2011	2011	2012	2012	2012	2011	2012

CALCULATION OF NET INCOME PER SHARE

Net income available to PLC’s common shareowners	$82,857	$86,034	$99,021	$76,155	$60,480	$229,358	$235,656

Average shares outstanding - basic	84,722,232	83,205,456	82,330,330	81,639,756	80,662,745	85,883,669	81,541,462
Average shares outstanding - diluted	86,004,571	84,464,572	83,921,135	83,243,703	82,406,103	87,152,812	83,187,854

Net income available to PLC’s common shareowners per share-basic	$0.98	$1.03	$1.20	$0.93	$0.75	$2.67	$2.89
Net income available to PLC’s common shareowners per share-diluted	$0.96	$1.02	$1.18	$0.91	$0.73	$2.63	$2.83

Income from continuing operations	$82,857	$86,034	$99,021	$76,155	$60,480	$229,358	$235,656

EPS (basic)	$0.98	$1.03	$1.20	$0.93	$0.75	$2.67	$2.89
EPS (diluted)	$0.96	$1.02	$1.18	$0.91	$0.73	$2.63	$2.83

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - derivatives	$(97,816)	$(9,756)	$(29,909)	$(48,268)	$(134,222)	$(145,495)	$(212,399)
VA GMWB economic cost	5,902	6,481	7,240	8,355	9,641	15,400	25,236
RIGL - all other investments	128,401	10,833	16,962	51,985	113,999	176,640	182,946
Related amortization of DAC & VOBA	(7,748)	(1,022)	5,543	(3,941)	6,746	(4,544)	8,348
	28,739	6,536	(164)	8,131	(3,836)	42,001	4,131
Tax effect	(10,059)	(2,288)	58	(2,845)	1,342	(14,701)	(1,445)
	$18,680	$4,248	$(106)	$5,286	$(2,494)	$27,300	$2,686

RIGL - derivatives per share-diluted	$(0.69)	$(0.03)	$(0.18)	$(0.31)	$(0.98)	$(0.97)	$(1.46)
RIGL - all other investments per share-diluted	$0.91	$0.08	$0.18	$0.37	$0.95	$1.28	$1.49

OPERATING INCOME PER SHARE (1)

Net income available to PLC’s common shareowners per share-diluted	$0.96	$1.02	$1.18	$0.91	$0.73	$2.63	$2.83
Less: RIGL - derivatives per share-diluted	(0.69)	(0.03)	(0.18)	(0.31)	(0.98)	(0.97)	(1.46)
Less: RIGL - all other investments per share-diluted	0.91	0.08	0.18	0.37	0.95	1.28	1.49
Operating income per share-diluted	$0.74	$0.97	$1.18	$0.85	$0.76	$2.32	$2.80

NET OPERATING INCOME (1)

Net income available to PLC’s common shareowners	$82,857	$86,034	$99,021	$76,155	$60,480	$229,358	$235,656
Less: RIGL - derivatives net of tax	(59,744)	(2,129)	(14,735)	(25,943)	(80,978)	(84,562)	(121,656)
Less: RIGL - all other investments net of tax and amortization	78,424	6,377	14,629	31,229	78,484	111,862	124,342
Net operating income	$64,177	$81,786	$99,127	$70,869	$62,974	$202,058	$232,970

PRE-TAX OPERATING INCOME (2)

Income before income tax and discontinued operations	$122,286	$122,637	$150,579	$107,687	$90,986	$347,839	$349,252
Less: RIGL - derivatives	(97,816)	(9,756)	(29,909)	(48,268)	(134,222)	(145,495)	(212,399)
Less: VA GMWB economic cost	5,902	6,481	7,240	8,355	9,641	15,400	25,236
Less: RIGL - all other investments	128,401	10,833	16,962	51,985	113,999	176,640	182,946
Less: Related amortization of DAC & VOBA	(7,748)	(1,022)	5,543	(3,941)	6,746	(4,544)	8,348
Less: Minority interest	—	—	—	—	—	245	—
Pre-tax operating income	$93,547	$116,101	$150,743	$99,556	$94,822	$305,593	$345,121

(1) “Net Operating Income” and “Operating Income Per Share” are non-GAAP financial measures.  “Net Income available to PLC’s common shareowners” and “Net Income available to PLC’s common shareowners Per Share” are GAAP financial measures to which “Net Operating Income” and “Operating Income Per Share” may be compared.

(2) “Pre-tax Operating Income” is a non-GAAP financial measure.  “Income Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

Draft 11/6/2012

Invested Asset Summary

(Dollars In Millions)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2011	2011	2012	2012	2012

Total Portfolio

Fixed Maturities	$27,855.0	$27,983.5	$28,189.7	$28,850.5	$29,607.2	81%
Mortgage Loans	5,378.0	5,353.5	5,314.5	5,204.0	5,096.1	14%
Investment Real Estate	27.5	29.9	31.5	20.6	19.8	0%
Equity Securities	327.8	335.2	360.5	350.5	373.6	1%
Policy Loans	880.2	879.8	877.9	870.8	869.6	3%
Short-Term Investments	80.4	101.5	110.2	89.5	110.7	0%
Other Long-Term Investments	284.5	257.7	324.0	333.3	347.1	1%
Total Invested Assets	$34,833.4	$34,941.1	$35,208.3	$35,719.2	$36,424.1	100%

Draft 11/6/2012

Invested Asset Summary - Fixed Income

(Dollars In Millions)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2011	2011	2012	2012	2012

Fixed Income

Corporate Bonds	$19,856.5	$20,148.4	$20,321.8	$20,903.8	$21,580.4	73%
Residential Mortgage-Backed Securities	2,827.2	2,656.1	2,664.5	2,501.3	2,393.9	8%
Commercial Mortgage-Backed Securities	640.3	741.8	785.1	938.0	1,023.6	3%
Other Asset-Backed Securities	953.7	971.0	996.8	1,056.3	1,091.7	4%
U.S. Government-related Securities	1,813.4	1,771.5	1,645.1	1,629.2	1,659.9	6%
Other Government-related Securities	192.0	137.9	180.0	166.3	160.2	0%
States, Municipals and Political Subdivisions	1,571.9	1,556.8	1,596.4	1,655.6	1,697.5	6%
Total Fixed Income Portfolio	$27,855.0	$27,983.5	$28,189.7	$28,850.5	$29,607.2	100%

Fixed Income - Quality

AAA	17.6%	16.5%	16.2%	16.2%	15.9%
AA	7.9%	8.0%	8.0%	7.1%	7.2%
A	26.7%	27.5%	28.7%	30.3%	30.8%
BBB	40.4%	41.0%	39.5%	39.2%	39.1%
Below investment grade	7.4%	7.0%	7.6%	7.2%	7.0%
	100.0%	100.0%	100.0%	100.0%	100.0%

Note:  Prior period ratings and investment classifications have been restated to be consistent with current quarter presentation.

Draft 11/6/2012

Fixed Maturities by NAIC Rating

STAT Carry Value % of Total

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2011	2011	2012	2012	2012

NAIC Rating
1	57.10%	56.07%	55.97%	56.44%	56.82%
2	38.61%	38.92%	38.64%	38.58%	38.16%
3	2.28%	2.80%	3.47%	3.21%	3.32%
4	1.11%	1.31%	0.76%	0.76%	0.70%
5	0.75%	0.73%	0.96%	0.94%	0.91%
6	0.15%	0.17%	0.20%	0.07%	0.09%

	100.00%	100.00%	100.00%	100.00%	100.00%

Below investment grade (using NAIC 3-6)	4.29%	5.01%	5.39%	4.98%	5.02%

Note:  NAIC Ratings reflect statutory carrying values

Draft 11/6/2012

Invested Asset Summary - Mortgages

(Dollars In Millions)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2011	2011	2012	2012	2012

Mortgage Loans - Type

Retail	65.4%	65.7%	65.7%	66.4%	68.0%
Apartments	11.0%	11.3%	11.6%	10.7%	8.9%
Office Buildings	13.7%	13.4%	13.2%	13.6%	13.6%
Warehouses	7.7%	7.6%	7.4%	7.3%	7.3%
Miscellaneous	2.2%	2.0%	2.1%	2.0%	2.2%
	100.0%	100.0%	100.0%	100.0%	100.0%

Delinquent Loans & Foreclosed Properties

60 Days Past Due	$6.9	$2.4	$5.3	$30.1	$1.6
90 Days Past Due	16.2	12.5	5.6	11.3	21.8 (1)
Renegotiated Loans (2)	16.1	16.1	—	—	—
Foreclosed Real Estate	5.5	10.4	2.7	2.7	2.4
	$44.7	$41.4	$13.6	$44.1	$25.8

% of Commercial Mortgage Loan Portfolio	0.8%	0.8%	0.3%	0.8%	0.5%

(1)  Includes $7.0 million of nonperforming loans subject to a pooling and servicing agreement as of September 30, 2012

(2)  Loans restructured under the terms of a pooling and servicing agreement.

Draft 11/6/2012

Invested Asset Summary - Trading Portfolios

(Dollars In Millions)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2011	2011	2012	2012	2012

Trading Portfolio Composition (excl. Modco Trading Portfolio)

Rating
AAA	$2.6	$2.2	$1.7	$1.3	$0.9
AA	—	—	—	—	—
A	—	—	—	—	—
BBB	—	—	—	—	—
Below investment grade	23.8	21.0	19.1	17.2	15.4
Total	$26.4	$23.2	$20.8	$18.5	$16.3

Modco Trading Portfolio

Rating
AAA	$871.5	$845.5	$607.9	$605.9	$590.3
AA	325.2	267.4	259.6	245.5	267.6
A	654.5	702.9	742.3	799.1	801.8
BBB	888.8	909.3	1,007.5	1,037.7	1,055.4
Below investment grade	231.9	211.7	338.8	316.9	364.5
Short-term investments	67.6	85.8	63.6	43.4	56.0
Total	$3,039.5	$3,022.6	$3,019.7	$3,048.5	$3,135.6

Note:  Prior period ratings have been restated to be consistent with current quarter presentation.

Draft 11/6/2012

Invested Asset Summary - MBS - Alt-A

Mortgage-backed Securities Collateralized by Alt-A Mortgage Loans as of September 30, 2012:

(Dollars In Millions)	2008 and
(Unaudited)	Prior	2009	2010	2011	2012	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
A	$0.9	$—	$—	$—	$—	$0.9
BBB	3.5	—	—	—	—	3.5
Below investment grade	446.5	—	—	—	—	446.5
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$450.9	$—	$—	$—	$—	$450.9

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
A	$—	$—	$—	$—	$—	$—
BBB	0.2	—	—	—	—	0.2
Below investment grade	9.5	—	—	—	—	9.5
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$9.7	$—	$—	$—	$—	$9.7

Draft 11/6/2012

Invested Asset Summary - MBS - Prime

Mortgage-backed Securities Collateralized by Prime Loans as of September 30, 2012:

(Dollars In Millions)	2008 and
(Unaudited)	Prior	2009	2010	2011	2012	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$538.3	$85.1	$381.2	$365.9	$—	$1,370.5
AA	3.4	—	—	—	—	3.4
A	36.8	—	—	—	—	36.8
BBB	31.5	—	—	—	—	31.5
Below investment grade	498.0	—	—	—	—	498.0
Total mortgage-backed securities collateralized by prime loans	$1,108.0	$85.1	$381.2	$365.9	$—	$1,940.2

Includes $1.3 billion of agency mortgage backed securities.

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$34.5	$9.5	$25.2	$28.3	$—	$97.5
AA	0.2	—	—	—	—	0.2
A	1.5	—	—	—	—	1.5
BBB	0.9	—	—	—	—	0.9
Below investment grade	12.8	—	—	—	—	12.8
Total mortgage-backed securities collateralized by prime loans	$49.9	$9.5	$25.2	$28.3	$—	$112.9

Draft 11/6/2012

Invested Asset Summary - CMBS

Commercial Mortgage-backed Securities as of September 30, 2012:

(Dollars In Millions)	2008 and
(Unaudited)	Prior	2009	2010	2011	2012	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$161.8	$—	$85.8	$242.3	$226.6	$716.5
AA	17.3	—	34.3	39.2	10.7	101.5
A	46.8	5.7	35.7	89.1	28.3	205.6
Total commercial mortgage-backed securities	$225.9	$5.7	$155.8	$370.6	$265.6	$1,023.6

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$3.8	$—	$10.2	$30.2	$10.1	$54.3
AA	0.6	—	3.1	4.2	0.5	8.4
A	1.9	0.2	3.0	5.6	0.6	11.3
Total commercial mortgage-backed securities	$6.3	$0.2	$16.3	$40.0	$11.2	$74.0

Draft 11/6/2012

Invested Asset Summary - ABS(1)

Other Asset-backed Securities(1) as of September 30, 2012:

(Dollars In Millions)	2008 and
(Unaudited)	Prior	2009	2010	2011	2012	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$551.2	$1.4	$32.2	$26.7	$22.3	$633.8
AA	172.6	—	—	—	6.5	179.1
A	29.8	—	—	76.0	56.8	162.6
BBB	4.3	—	—	—	—	4.3
Below investment grade	111.9	—	—	—	—	111.9
Total other asset-backed securities	$869.8	$1.4	$32.2	$102.7	$85.6	$1,091.7

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(31.0)	$—	$0.2	$0.5	$0.5	$(29.8)
AA	(14.0)	—	—	—	0.2	(13.8)
A	1.2	—	—	6.2	1.7	9.1
BBB	—	—	—	—	—	—
Below investment grade	(11.3)	—	—	—	—	(11.3)
Total other asset-backed securities	$(55.1)	$—	$0.2	$6.7	$2.4	$(45.8)

(1)  Excludes Residential and Commercial mortgage-backed securities

Draft 11/6/2012

Life Marketing Quarterly Trends

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2011	2011	2012	2012	2012	2011	2012

REVENUES
Gross premiums and policy fees	$383,293	$408,057	$388,117	$397,645	$379,207	$1,183,524	$1,164,969
Reinsurance ceded	(191,498)	(237,886)	(192,755)	(209,803)	(190,099)	(608,876)	(592,657)
Net premiums and policy fees	191,795	170,171	195,362	187,842	189,108	574,648	572,312
Net investment income	112,396	116,922	119,026	121,283	123,647	329,253	363,956
Other income	27,048	26,205	29,154	29,966	28,280	84,102	87,400
Total operating revenues	331,239	313,298	343,542	339,091	341,035	988,003	1,023,668

BENEFITS & EXPENSES
Benefits and settlement expenses	269,996	226,501	254,579	251,509	305,281	751,597	811,369
Amortization of deferred policy acquisition costs and value of business acquired	15,214	22,218	22,594	19,454	(26,464)	65,243	15,584
Other operating expenses	33,252	30,769	36,000	37,780	33,545	108,850	107,325
Total benefits and expenses	318,462	279,488	313,173	308,743	312,362	925,690	934,278

INCOME BEFORE INCOME TAX	12,777	33,810	30,369	30,348	28,673	62,313	89,390
PRE-TAX OPERATING INCOME	$12,777	$33,810	$30,369	$30,348	$28,673	$62,313	$89,390

Life Marketing Key Data

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2011	2011	2012	2012	2012	2011	2012

SALES BY PRODUCT
Traditional	$516	$162	$287	$307	$326	$3,684	$920
Universal life	25,670	23,344	20,962	24,142	30,779	94,603	75,883
Bank-owned life insurance	1,520	1,722	1,345	1,376	33	9,641	2,754
Total	$27,706	$25,228	$22,594	$25,825	$31,138	$107,928	$79,557

SALES BY DISTRIBUTION
Independent agents	$19,185	$15,280	$13,940	$14,818	$18,373	$74,118	$47,131
Stockbrokers/banks	6,907	8,000	6,976	9,191	12,315	23,677	28,482
BOLI/other	1,614	1,948	1,678	1,816	450	10,133	3,944
Total	$27,706	$25,228	$22,594	$25,825	$31,138	$107,928	$79,557

AVERAGE LIFE INSURANCE IN-FORCE
Traditional	473,824,906	467,829,953	461,855,587	455,686,339	449,416,242	479,784,913	455,635,914
Universal life	71,234,521	71,990,128	73,904,855	76,266,740	79,452,404	66,962,106	76,678,629
Total	$545,059,427	$539,820,081	$535,760,442	$531,953,079	$528,868,646	$546,747,019	$532,314,543

AVERAGE ACCOUNT VALUES
Universal life	6,109,417	6,217,370	6,330,645	6,393,984	6,466,699	5,977,000	6,398,672
Variable universal life	357,919	342,478	371,893	383,082	388,002	367,289	379,947
Total	$6,467,336	$6,559,848	$6,702,538	$6,777,066	$6,854,701	$6,344,289	$6,778,619

Draft 11/6/2012

Acquisitions Quarterly Trends

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2011	2011	2012	2012	2012	2011	2012

REVENUES
Gross premiums and policy fees	$219,970	$218,502	$212,158	$215,672	$207,305	$615,997	$635,135
Reinsurance ceded	(103,667)	(101,534)	(80,301)	(102,644)	(99,496)	(318,142)	(282,441)
Net premiums and policy fees	116,303	116,968	131,857	113,028	107,809	297,855	352,694
Net investment income	140,352	138,261	138,121	138,692	136,466	391,000	413,279
Other income	1,432	1,459	1,579	2,240	1,397	4,102	5,216
Total operating revenues	258,087	256,688	271,557	253,960	245,672	692,957	771,189
RIGL - investments	124,416	13,289	17,312	55,338	107,500	153,818	180,150
RIGL - derivatives	(109,437)	(3,116)	10,640	(48,002)	(101,622)	(130,815)	(138,984)
Total revenues	273,066	266,861	299,509	261,296	251,550	715,960	812,355

BENEFITS & EXPENSES
Benefits and settlement expenses	176,850	178,056	194,173	180,488	169,441	484,237	544,102
Amortization of deferred policy acquisition costs and value of business acquired	20,442	19,938	23,175	17,732	17,707	54,229	58,614
Other operating expenses	16,767	17,149	15,110	12,125	12,369	38,643	39,604
Operating benefits and expenses	214,059	215,143	232,458	210,345	199,517	577,109	642,320
Amortization of DAC/VOBA related to realized gains (losses) - investments	365	(360)	(33)	208	109	1,234	284
Total benefits and expenses	214,424	214,783	232,425	210,553	199,626	578,343	642,604

INCOME BEFORE INCOME TAX	58,642	52,078	67,084	50,743	51,924	137,617	169,751

Adjustments to Reconcile to Operating Income:
Less: RIGL	14,979	10,173	27,952	7,336	5,878	23,003	41,166
Less: Related amortization of DAC/VOBA	(365)	360	33	(208)	(109)	(1,234)	(284)

PRE-TAX OPERATING INCOME	$44,028	$41,545	$39,099	$43,615	$46,155	$115,848	$128,869

Draft 11/6/2012

Annuities Quarterly Trends

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2011	2011	2012	2012	2012	2011	2012

REVENUES
Gross premiums and policy fees	$17,670	$19,083	$21,928	$23,252	$24,870	$49,302	$70,050
Reinsurance ceded	(16)	(12)	(13)	(7)	(5)	(54)	(25)
Net premiums and policy fees	17,654	19,071	21,915	23,245	24,865	49,248	70,025
Net investment income	127,095	127,577	125,985	124,159	123,933	379,653	374,077
RIGL - derivatives	(5,902)	(6,481)	(7,240)	(8,355)	(9,641)	(15,400)	(25,236)
Other income	14,516	16,167	17,711	19,187	22,276	38,993	59,174
Total operating revenues	153,363	156,334	158,371	158,236	161,433	452,494	478,040
RIGL - investments	501	10,176	15,013	10,373	2,475	(715)	27,861
RIGL - derivatives, net of economic cost	29,337	902	(33,960)	12,983	(22,893)	15,156	(43,870)
Total Revenues	183,201	167,412	139,424	181,592	141,015	466,935	462,031

BENEFITS & EXPENSES
Benefits and settlement expenses	95,633	101,652	90,290	88,564	107,253	290,228	286,107
Amortization of deferred policy acquisition costs and value of business acquired	16,086	8,197	9,002	16,053	19,022	43,220	44,077
Other operating expenses	21,468	22,255	23,296	25,066	25,750	63,052	74,112
Operating benefits and expenses	133,187	132,104	122,588	129,683	152,025	396,500	404,296
Amortization related to benefit and settlement expenses	(2,195)	(405)	1,619	(763)	(1,124)	(687)	(268)
Amortization of DAC related to realized gains (losses) - investments	9,578	1,787	(7,129)	4,496	(5,731)	3,997	(8,364)
Total benefits and expenses	140,570	133,486	117,078	133,416	145,170	399,810	395,664

INCOME (LOSS) BEFORE INCOME TAX	42,631	33,926	22,346	48,176	(4,155)	67,125	66,367

Adjustments to Reconcile to Operating Income:
Less: RIGL - investments	501	10,176	15,013	10,373	2,475	(715)	27,861
Less: RIGL - derivatives, net of economic cost	29,337	902	(33,960)	12,983	(22,893)	15,156	(43,870)
Less: amortization related to benefit and settlement expenses	2,195	405	(1,619)	763	1,124	687	268
Less: related amortization of DAC	(9,578)	(1,787)	7,129	(4,496)	5,731	(3,997)	8,364

PRE-TAX OPERATING INCOME	$20,176	$24,230	$35,783	$28,553	$9,408	$55,994	$73,744

Annuities Key Data

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
	2011	2011	2012	2012	2012	2011	2012

SALES
Variable Annuity	$573,166	$498,617	$567,408	$673,338	$761,011	$1,849,982	$2,001,757
Immediate Annuity	18,160	14,696	14,068	15,939	14,311	51,554	44,318
Single Premium Deferred Annuity	255,715	173,420	138,314	138,044	136,540	714,980	412,898
Market Value Adjusted Annuity	12,671	2,595	155	1,965	1,102	74,610	3,222
Equity Indexed Annuity	79	179	289	103	215	548	607
Total	$859,791	$689,507	$720,234	$829,389	$913,179	$2,691,674	$2,462,802

PRE-TAX OPERATING INCOME (LOSS)
Variable Annuity	$(10,223)	$13,242	$17,343	$8,044	$(2,920)	$864	$22,467
Fixed Annuity	30,399	10,988	18,440	20,509	12,328	55,130	51,277
Total	$20,176	$24,230	$35,783	$28,553	$9,408	$55,994	$73,744

DEPOSIT BALANCE
VA Fixed Annuity	$533,211	$510,567	$515,613	$563,315	$581,243
VA Separate Account Annuity	5,367,490	6,140,365	7,050,549	7,358,411	8,309,426
Sub-total	5,900,701	6,650,932	7,566,162	7,921,726	8,890,669
Fixed Annuity	8,125,616	8,152,841	8,069,304	7,958,916	7,940,514
Total	$14,026,317	$14,803,773	$15,635,466	$15,880,642	$16,831,183

Draft 11/6/2012

Stable Value Products Quarterly Trends

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2011	2011	2012	2012	2012	2011	2012

REVENUES
Net investment income	$35,173	$34,497	$32,402	$34,956	$29,851	$110,653	$97,209
Other income	(1)	—	1	—	—	(1)	1
Total operating revenues	35,172	34,497	32,403	34,956	29,851	110,652	97,210
RIGL - derivatives	(485)	98	646	(870)	221	(457)	(3)
RIGL - investments	10,471	(774)	1,607	274	(3,139)	26,099	(1,258)
Total revenues	45,158	33,821	34,656	34,360	26,933	136,294	95,949

BENEFITS & EXPENSES
Benefits and settlement expenses	19,641	19,444	18,957	18,221	16,002	61,812	53,180
Amortization of deferred policy acquisition costs and value of business acquired	502	221	196	230	410	4,335	836
Other operating expenses	812	606	604	547	389	1,951	1,540
Total benefits and expenses	20,955	20,271	19,757	18,998	16,801	68,098	55,556

INCOME BEFORE INCOME TAX	24,203	13,550	14,899	15,362	10,132	68,196	40,393

Adjustments to Reconcile to Operating Income:
Less: RIGL - derivatives	(485)	98	646	(870)	221	(457)	(3)
Less: RIGL - investments	10,471	(774)	1,607	274	(3,139)	26,099	(1,258)

PRE-TAX OPERATING INCOME	$14,217	$14,226	$12,646	$15,958	$13,050	$42,554	$41,654

Stable Value Products Key Data

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
	2011	2011	2012	2012	2012	2011	2012

SALES
GIC	$230,000	$32,900	$26,000	$—	$101,954	$465,795	$127,954
GFA - Direct Institutional	200,000	—	150,000	26,500	45,000	300,000	221,500
Total	$430,000	$32,900	$176,000	$26,500	$146,954	$765,795	$349,454

DEPOSIT BALANCE
Quarter End Balance	$2,827,862	$2,769,510	$2,772,378	$2,676,312	$2,328,237
Average Daily Balance	$2,710,571	$2,827,891	$2,784,389	$2,737,667	$2,591,485

OPERATING SPREAD	2.10%	2.01%	1.82%	2.33%	2.01%

ADJUSTED OPERATING SPREAD (1)	1.92%	2.00%	1.80%	1.98%	2.00%

(1) Excludes participating mortgage loan income and bank loan participation fee income

Draft 11/6/2012

Asset Protection Quarterly Trends

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2011	2011	2012	2012	2012	2011	2012

REVENUES
Gross premiums and policy fees	$70,646	$69,621	$68,936	$69,883	$68,729	$214,585	$207,548
Reinsurance ceded	(31,782)	(32,215)	(31,473)	(32,214)	(31,456)	(95,848)	(95,143)
Net premiums and policy fees	38,864	37,406	37,463	37,669	37,273	118,737	112,405
Net investment income	6,675	6,054	6,542	5,883	5,972	20,447	18,397
Other income	25,750	24,842	26,601	29,513	29,247	69,785	85,361
Total operating revenues	71,289	68,302	70,606	73,065	72,492	208,969	216,163

BENEFITS & EXPENSES
Benefits and settlement expenses	26,529	23,968	24,048	25,247	27,492	75,542	76,787
Amortization of deferred policy acquisition costs and value of business acquired	9,227	8,690	8,677	8,829	8,705	29,390	26,211
Other operating expenses	29,369	28,938	32,915	32,510	32,145	85,091	97,570
Total benefits and expenses	65,125	61,596	65,640	66,586	68,342	190,023	200,568

INCOME BEFORE INCOME TAX	6,164	6,706	4,966	6,479	4,150	18,946	15,595
Less: noncontrolling interests	—	—	—	—	—	245	—
PRE-TAX OPERATING INCOME	$6,164	$6,706	$4,966	$6,479	$4,150	$18,701	$15,595

Asset Protection Key Data

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
	2011	2011	2012	2012	2012	2011	2012

SALES
Credit insurance	$8,970	$8,381	$8,802	$10,066	$9,558	$27,386	$28,426
Service contracts	83,109	80,544	82,800	94,122	92,890	226,429	269,812
Other products	18,532	17,016	18,295	15,063	14,868	55,892	48,226
Total	$110,611	$105,941	$109,897	$119,251	$117,316	$309,707	$346,464

Draft 11/6/2012

Corporate & Other Quarterly Trends

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2011	2011	2012	2012	2012	2011	2012

REVENUES
Gross premiums and policy fees	$5,399	$4,970	$5,166	$4,977	$4,828	$16,499	$14,971
Reinsurance ceded	(4)	(5)	(16)	(5)	(3)	(103)	(24)
Net premiums and policy fees	5,395	4,965	5,150	4,972	4,825	16,396	14,947
Net investment income	41,235	41,408	40,045	31,249	48,075	124,918	119,369
Other income	7,114	3,847	36,214	574	(10)	38,311	36,778
Total operating revenues	53,744	50,220	81,409	36,795	52,890	179,625	171,094
RIGL - investments	(6,987)	(11,858)	(16,970)	(14,000)	7,163	(2,562)	(23,807)
RIGL - derivatives	(11,329)	(1,159)	5	(4,024)	(287)	(13,979)	(4,306)
Total revenues	35,428	37,203	64,444	18,771	59,766	163,084	142,981

BENEFITS & EXPENSES
Benefits and settlement expenses	6,338	3,543	5,963	5,256	5,600	17,985	16,819
Amortization of deferred policy acquisition costs and value of business acquired	326	1,618	354	186	253	1,036	793
Other operating expenses	50,895	49,475	47,212	56,750	53,651	150,421	157,613
Total benefits and expenses	57,559	54,636	53,529	62,192	59,504	169,442	175,225

INCOME (LOSS) BEFORE INCOME TAX	(22,131)	(17,433)	10,915	(43,421)	262	(6,358)	(32,244)

Adjustments to Reconcile to Operating Income:
Less: RIGL - investments	(6,987)	(11,858)	(16,970)	(14,000)	7,163	(2,562)	(23,807)
Less: RIGL - derivatives	(11,329)	(1,159)	5	(4,024)	(287)	(13,979)	(4,306)
Less: noncontrolling interests	—	—	—	—	—	—	—

PRE-TAX OPERATING INCOME (LOSS)	$(3,815)	$(4,416)	$27,880	$(25,397)	$(6,614)	$10,183	$(4,131)

Draft 11/6/2012

INFORMATION RELATED TO CERTAIN NON-GAAP DISCLOSURES

The following pages contain information related to certain non-GAAP disclosures (consolidated and segment operating income (loss), operating income per diluted share, shareowners’ equity per share excluding accumulated other comprehensive income (loss), operating income return on average equity, and net income return on average equity).

All income per share results are presented on a diluted basis, unless otherwise noted.

CONSOLIDATED AND SEGMENT OPERATING INCOME (LOSS) AND OPERATING INCOME PER DILUTED SHARE

Consolidated and segment operating income (loss) and operating income per diluted share (hereinafter collectively referred to as “consolidated and segment operating income”) are defined as income before income tax, excluding net realized investment gains and losses (excluding periodic settlements of derivatives associated with debt and certain investments) net of the related amortization of deferred acquisition costs (“DAC”) and value of business acquired (“VOBA”). Operating earnings exclude changes in the guaranteed minimum withdrawal benefits (“GMWB”) embedded derivatives (excluding the portion attributed to economic cost), realized and unrealized gains (losses) on derivatives used to hedge the VA product, actual GMWB incurred claims and net of the related amortization of DAC attributed to each of these items.

In the first quarter of 2012, management revised the definition of operating income (loss) as it relates to certain features of our variable annuity contracts and related hedging activities, to better reflect the basis on which the performance of its business is internally assessed. Under the revised definition, the following items will be excluded from operating income:

• Changes in GMWB embedded derivatives related to this rider feature of certain variable annuity products (excluding the portion attributed to economic costs). Economic cost is the long-term expected average cost of providing the product benefit over the life of the policy based on product pricing assumptions. These include assumptions about the economic/market environment, and elective and non-elective policy owner behavior (e.g. lapses, withdrawal timing, mortality, etc.). These features are considered embedded derivatives under ASC 815.

• Changes in value of certain derivative instruments used to mitigate the risk related to variable annuity contracts.

• That portion of the change in balance sheet components amortized over estimated gross profit that is attributed to the embedded GMWB derivative and related economic hedges (e.g. DAC amortization).

Management believes that consolidated and segment operating income (loss) provides relevant and useful information to investors, as it represents the basis on which the performance of the Company’s business is internally assessed. Although the items excluded from consolidated and segment operating income may be significant components in understanding and assessing the Company’s overall financial performance, management believes that consolidated and segment operating income enhances an investor’s understanding of the Company’s results of operations by highlighting the income (loss) generally attributable to the normal, recurring operations of the Company’s business.

SHAREOWNERS’ EQUITY PER SHARE EXCLUDING ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

As prescribed by GAAP, certain investments are recorded at their market values with the resulting unrealized gains (losses) affected by a related adjustment to DAC and VOBA, net of income tax, reported as a component of shareowners’ equity. The market values of fixed maturities increase or decrease as interest rates change. The Company believes that an insurance company’s shareowners’ equity per share may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. Therefore, the Company reports the non-GAAP measure shareowners’ equity per share excluding accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. This non-GAAP measure may be reconciled to the GAAP measure, shareowners’ equity per share by including accumulated other comprehensive income (loss), including unrealized gains (losses) on investments.

OPERATING INCOME RETURN ON AVERAGE EQUITY

Operating income return on average equity is a measure used by management to evaluate the Company’s performance. It is calculated by dividing operating income (as defined above) for a rolling twelve month period by the average ending balance of shareowners’ equity excluding accumulated other comprehensive income (loss) for the five most recent quarters.

NET INCOME RETURN ON AVERAGE EQUITY

Net income return on average equity is a measure used by management to evaluate the Company’s performance.  It is calculated by dividing net income for a rolling twelve month period by the average ending balance of shareowners’ equity excluding accumulated other comprehensive income (loss) for the five most recent quarters.

Draft 11/6/2012

Reconciliation of Segment Operating Income (Loss) to Net Income available to PLC’s common shareowners

(Dollars In Thousands)	3RD QTR	3RD QTR	9 MOS
(Unaudited)	2011	2012	2011	2012

Life Marketing	$12,777	$28,673	$62,313	$89,390
Acquisitions	44,028	46,155	115,848	128,869
Annuities	20,176	9,408	55,994	73,744
Stable Value Products	14,217	13,050	42,554	41,654
Asset Protection	6,164	4,150	18,701	15,595
Corporate & Other	(3,815)	(6,614)	10,183	(4,131)
Total Pre-tax operating income	93,547	94,822	305,593	345,121

Realized Investment Gains (Losses) - Investments	120,653	120,745	172,096	191,294
Realized Investment Gains (Losses) - Derivatives	(91,914)	(124,581)	(130,095)	(187,163)
Income Tax Expense	(39,429)	(30,506)	(118,236)	(113,596)

Net income available to PLC’s common shareowners	$82,857	$60,480	$229,358	$235,656

Draft 11/6/2012

Reconciliation of Operating Income per Diluted Share to Net Income Available to PLC’s Common Shareowners per Diluted Share

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2011	2011	2012	2012	2012	2011	2012

OPERATING INCOME PER SHARE

Operating income per share-diluted	$0.74	$0.97	$1.18	$0.85	$0.76	$2.32	$2.80
RIGL - Derivatives per share-diluted	(0.69)	(0.03)	(0.18)	(0.31)	(0.98)	(0.97)	(1.46)
RIGL - All Other Investments-diluted	0.91	0.08	0.18	0.37	0.95	1.28	1.49
Net income available to PLC’s common shareowners per share-diluted	$0.96	$1.02	$1.18	$0.91	$0.73	$2.63	$2.83

Draft 11/6/2012

Reconciliation of Total Protective Life Corporation’s Shareowners’ Equity per Share to Total Protective Life Corporation’s Shareowners’ Equity (Excl. AOCI) per share

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2011	2011	2012	2012	2012

PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY PER SHARE
Total Protective Life Corporation’s Shareowners’ Equity	$43.22	$45.45	$46.74	$51.81	$57.70
Less: Accumulated other comprehensive income (loss)	10.94	12.07	12.37	16.47	21.70
Excluding accumulated other comprehensive income (loss)	$32.28	$33.38	$34.37	$35.34	$36.00

Draft 11/6/2012

Calculation of Operating Income Return on Average Equity Rolling Twelve Months Ended September 30, 2012

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	12/31/2011	3/31/2012	6/30/2012	9/30/2012	9/30/2012
NUMERATOR:
Net income available to PLC’s common shareowners	$86,034	$99,021	$76,155	$60,480	$321,690
Less:
Realized investment gains (losses), net of income tax
Investments	7,041	11,025	33,790	74,099	125,955
Derivatives	(2,129)	(14,734)	(25,943)	(80,978)	(123,784)
Related amortization of DAC and VOBA, net of income tax	(664)	3,603	(2,561)	4,385	4,763
Add back:
Derivative gains related to Corp. debt and investments, net of income tax	—	—	—	—	—
Operating Income	$81,786	$99,127	$70,869	$62,974	$314,756

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
September 30, 2011	$3,579,515	$906,068	$2,673,447
December 31, 2011	3,711,517	985,444	2,726,073
March 31, 2012	3,785,810	1,001,803	2,784,007
June 30, 2012	4,147,234	1,318,336	2,828,898
September 30, 2012	4,565,855	1,716,766	2,849,089
Total			$13,861,514

Average			$2,772,303

Operating Income Return on Average Equity			11.4%

Draft 11/6/2012

Calculation of Operating Income Return on Average Equity Rolling Twelve Months Ended September 30, 2011

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	12/31/2010	3/31/2011	6/30/2011	9/30/2011	9/30/2011
NUMERATOR:
Net income available to PLC’s common shareowners	$81,383	$58,878	$87,623	$82,857	$310,741
Less:
Realized investment gains (losses), net of income tax
Investments	(50,214)	(774)	32,129	83,460	64,601
Derivatives	66,541	(5,422)	(19,396)	(59,744)	(18,021)
Related amortization of DAC and VOBA, net of income tax	723	2,551	(468)	(5,036)	(2,230)
Add back:
Derivative gains related to Corp. debt and investments, net of income tax	27	—	—	—	27
Operating Income	$64,360	$62,523	$75,358	$64,177	$266,418

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
September 30, 2010	$3,086,756	$624,562	$2,462,194
December 31, 2010	2,841,188	307,850	2,533,338
March 31, 2011	2,919,665	334,944	2,584,721
June 30, 2011	3,104,801	469,071	2,635,730
September 30, 2011	3,579,515	906,068	2,673,447
Total			$12,889,430

Average			$2,577,886

Operating Income Return on Average Equity			10.3%

Draft 11/6/2012

Calculation of Net Income Available to PLC’s common shareowners Return on Average Equity Rolling Twelve Months Ended September 30, 2012

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	12/31/2011	3/31/2012	6/30/2012	9/30/2012	9/30/2012
NUMERATOR:
Net income available to PLC’s common shareowners	$86,034	$99,021	$76,155	$60,480	$321,690

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
September 30, 2011	$3,579,515	$906,068	$2,673,447
December 31, 2011	3,711,517	985,444	2,726,073
March 31, 2012	3,785,810	1,001,803	2,784,007
June 30, 2012	4,147,234	1,318,336	2,828,898
September 30, 2012	4,565,855	1,716,766	2,849,089
Total			$13,861,514

Average			$2,772,303

Net income available to PLC’s common shareowners Return on Average Equity			11.6%

Draft 11/6/2012

Calculation of Net Income Available to PLC’s common shareowners Return on Average Equity Rolling Twelve Months Ended September 30, 2011

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	12/31/2010	3/31/2011	6/30/2011	9/30/2011	9/30/2011
NUMERATOR:
Net income available to PLC’s common shareowners	$81,383	$58,878	$87,623	$82,857	$310,741

					Total
					Protective Life
					Corporation’s
			Total		Shareowners’
			Protective Life	Accumulated	Equity Excluding
			Corporation’s	Other	Accumulated Other
			Shareowners’	Comprehensive	Comprehensive
			Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
September 30, 2010			$3,086,756	$624,562	$2,462,194
December 31, 2010			2,841,188	307,850	2,533,338
March 31, 2011			2,919,665	334,944	2,584,721
June 30, 2011			3,104,801	469,071	2,635,730
September 30, 2011			3,579,515	906,068	2,673,447
Total					$12,889,430

Average					$2,577,886

Net income available to PLC’s common shareowners Return on Average Equity					12.1%

Draft 11/6/2012

Summary of Impact of DAC Accounting & Operating Definition Change

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2011	2011	2011	2011	2011

GAAP Consolidated Statement of Income Data:
Pre-tax Operating Income (Loss) (1)
Life Marketing as originally reported	$26,239	$33,704	$20,321	$36,010	$116,274
DAC change	(6,966)	(3,441)	(7,544)	(2,200)	(20,151)
Life Marketing as adjusted	19,273	30,263	12,777	33,810	96,123

Asset Protection as originally reported	6,542	5,530	6,019	6,571	24,662
DAC change	310	155	145	135	745
Asset Protection as adjusted	6,852	5,685	6,164	6,706	25,407

Annuities as originally reported	13,085	24,375	43,784	29,482	110,726
DAC change	(4,935)	(5,237)	(4,179)	(4,451)	(18,802)
VA change to operating income	10,490	(1,960)	(19,429)	(801)	(11,700)
Annuities as adjusted	18,640	17,178	20,176	24,230	80,224

Stable Value Products	9,195	19,142	14,217	14,226	56,780
Acquisitions	32,391	39,429	44,028	41,545	157,393
Corporate & Other	10,021	3,977	(3,815)	(4,416)	5,767

Total Pre-tax Operating Income as originally reported	97,473	126,157	124,554	123,418	471,602
DAC change	(11,591)	(8,523)	(11,578)	(6,516)	(38,208)
VA change to operating income	10,490	(1,960)	(19,429)	(801)	(11,700)
Total Pre-tax Operating Income as adjusted	96,372	115,674	93,547	116,101	421,694

Income before income tax as originally reported	104,095	143,273	131,203	128,581	507,152
DAC change	(13,381)	(8,434)	(8,917)	(5,944)	(36,676)
Income before income tax as adjusted	90,714	134,839	122,286	122,637	470,476

Net Income Available to PLC’s Common Shareowners as originally reported	67,517	93,068	88,614	89,871	339,070
DAC change	(8,639)	(5,445)	(5,757)	(3,837)	(23,678)
Net Income Available to PLC’s Common Shareowners as adjusted	58,878	87,623	82,857	86,034	315,392

Per Share Data (Diluted):
Operating Earnings per Share as originally reported (1)	$0.72	$0.94	$0.98	$1.02	$3.65
DAC change	(0.09)	(0.06)	(0.09)	(0.05)	(0.28)
VA change to operating income	0.08	(0.02)	(0.15)	—	(0.09)
Operating Earnings per Share as adjusted	$0.71	$0.86	$0.74	$0.97	$3.28

Net Income Available to PLC’s Common Shareowners as originally reported	$0.77	$1.06	$1.03	$1.06	$3.92
DAC change	(0.10)	(0.06)	(0.07)	(0.04)	(0.27)
Net Income Available to PLC’s Common Shareowners as adjusted	$0.67	$1.00	$0.96	$1.02	$3.65

(1) “Operating income” is a non-GAAP financial measure. “Net income available to PLC’s common shareowners” is a GAAP financial measure to which “Operating Income” may be compared.

Draft 11/6/2012

Summary of Impact of DAC Accounting Change

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2011	2011	2011	2011

GAAP Consolidated Balance Sheet Data:

Total GAAP Assets as originally reported	$48,295,466	$50,987,849	$52,023,403	$52,932,085
DAC change	(771,013)	(775,521)	(779,092)	(788,716)
Total GAAP Assets as adjusted	$47,524,453	$50,212,328	$51,244,311	$52,143,369

Total PLC’s Shareowners’ Equity as originally reported	3,417,209	3,605,238	4,082,235	4,220,465
DAC change	(497,544)	(500,437)	(502,720)	(508,948)
Total PLC’s Shareowners’ Equity as adjusted	$2,919,665	$3,104,801	$3,579,515	$3,711,517

Total PLC’s Shareowners’ Equity Excluding AOCI as originally reported (1)	3,097,855	3,154,309	3,197,783	3,254,246
DAC change	(513,134)	(518,579)	(524,336)	(528,173)
Total PLC’s Shareowners’ Equity Excluding AOCI as adjusted (1)	$2,584,721	$2,635,730	$2,673,447	$2,726,073

Per Share Data (Common Shares Outstanding):

Total PLC’s Shareowners’ Equity as originally reported	39.87	42.59	49.30	51.68
DAC change	(5.80)	(5.91)	(6.08)	(6.23)
Total PLC’s Shareowners’ Equity as adjusted	$34.07	$36.68	$43.22	$45.45

Total PLC’s Shareowners’ Equity Excluding AOCI as originally reported (1)	36.15	37.26	38.61	39.85
DAC change	(5.99)	(6.12)	(6.33)	(6.47)
Total PLC’s Shareowners’ Equity Excluding AOCI as adjusted (1)	$30.16	$31.14	$32.28	$33.38

(1) “Total PLC’s Shareowners’ Equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total PLC Shareowners’ equity” is a GAAP financial measure to which “Total PLC’s Shareowners’ Equity excluding accumulated other comprehensive income (loss)” can be compared.

Draft 11/6/2012

Summary of Impact of DAC Accounting & Operating Definition Change

(Dollars In Thousands)
(Unaudited)	2007	2008	2009	2010

GAAP Consolidated Statement of Income Data:

Pre-tax Operating Income (Loss) (1)
Life Marketing as originally reported	$189,186	$188,535	$137,826	$147,470
DAC change	(48,411)	(42,714)	(30,018)	(23,606)
Life Marketing as adjusted	140,775	145,821	107,808	123,864

Asset Protection as originally reported	41,559	30,789	23,229	29,897
DAC change	244	1,729	3,019	1,594
Asset Protection as adjusted	41,803	32,518	26,248	31,491

Annuities as originally reported	23,051	18,707	56,642	53,901
DAC change	(18,201)	(27,212)	(15,997)	(22,689)
VA change to operating income	—	16,744	(18,591)	20,951
Annuities as adjusted	4,850	8,239	22,054	52,163

Stable Value Products	50,231	89,811	61,963	39,207
Acquisitions	129,247	136,479	133,760	111,143
Corporate & Other	(3,416)	(105,986)	81,980	(25,053)

Total Pre-tax Operating Income as originally reported	429,858	358,335	495,400	356,565
DAC change	(66,368)	(68,197)	(42,996)	(44,701)
VA change to operating income	—	16,744	(18,591)	20,951
Total Pre-tax Operating Income as adjusted	363,490	306,882	433,813	332,815

Income before income tax as originally reported	436,088	(75,131)	416,778	388,863
DAC change	(66,368)	(68,197)	(34,593)	(54,091)
Income before income tax as adjusted	369,720	(143,328)	382,185	334,772

Net Income Available to PLC’s Common Shareowners as originally reported	289,566	(41,855)	271,488	260,241
DAC change	(42,837)	(44,031)	(22,351)	(34,927)
Net Income Available to PLC’s Common Shareowners as adjusted	246,729	(85,886)	249,137	225,314

Per Share Data (Diluted):

Operating Earnings per Share as originally reported (1)	$3.99	$3.37	$3.97	$2.73
DAC change	(0.60)	(0.62)	(0.34)	(0.33)
VA change to operating income	—	0.15	(0.15)	0.15
Operating Earnings per Share as adjusted	$3.39	$2.90	$3.48	$2.55

Net Income Available to PLC’s Common Shareowners as originally reported	$4.05	$(0.59)	$3.34	$2.97
DAC change	(0.60)	(0.62)	(0.27)	(0.40)
Net Income Available to PLC’s Common Shareowners as adjusted	$3.45	$(1.21)	$3.07	$2.57

(1) “Operating income” is a non-GAAP financial measure. “Net income available to PLC’s common shareowners” is a GAAP financial measure to which “Operating Income” may be compared.

Draft 11/6/2012

Summary of Impact of DAC Accounting Change

(Dollars In Thousands)
(Unaudited)	2007	2008	2009	2010

GAAP Consolidated Balance Sheet Data:

Total GAAP Assets as originally reported	$41,786,041	$39,572,449	$42,311,587	$47,562,786
DAC change	(624,656)	(729,089)	(728,036)	(759,163)
Total GAAP Assets as adjusted	$41,161,385	$38,843,360	$41,583,551	$46,803,623

Total PLC’s Shareowners’ Equity as originally reported	2,456,761	761,095	2,478,821	3,331,087
DAC change	(403,135)	(470,538)	(469,892)	(489,899)
Total PLC’s Shareowners’ Equity as adjusted	$2,053,626	$290,557	$2,008,929	$2,841,188

Total PLC’s Shareowners’ Equity Excluding AOCI as originally reported (1)	2,537,290	2,428,151	2,799,990	3,037,833
DAC change	(403,186)	(447,217)	(469,568)	(504,495)
Total PLC’s Shareowners’ Equity Excluding AOCI as adjusted (1)	$2,134,104	$1,980,934	$2,330,422	$2,533,338

Per Share Data (Common Shares Outstanding):

Total PLC’s Shareowners’ Equity as originally reported	35.02	10.89	28.96	38.88
DAC change	(5.74)	(6.73)	(5.49)	(5.71)
Total PLC’s Shareowners’ Equity as adjusted	$29.28	$4.16	$23.47	$33.17

Total PLC’s Shareowners’ Equity Excluding AOCI as originally reported (1)	36.17	34.74	32.72	35.46
DAC change	(5.75)	(6.40)	(5.49)	(5.89)
Total PLC’s Shareowners’ Equity Excluding AOCI as adjusted (1)	$30.42	$28.34	$27.23	$29.57

(1) “Total PLC’s Shareowners’ Equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total PLC Shareowners’ equity” is a GAAP financial measure to which “Total PLC’s Shareowners’ Equity excluding accumulated other comprehensive income (loss)” can be compared.